Farmers New World Life Insurance Company

Legal Department

3003 77th Avenue S.E.

Mercer Island, Washington 98040

Eric R. Chandler

Corporate Counsel

Direct: 206.275.8102

Main:  206.275.8140

Fax:     206.275.8144

March 4, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Farmers Annuity Separate Account A

Commissioners:

Farmers New World Life Insurance Company, on behalf of Farmers Annuity Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 (“Act”), mailed to its contract owners the annual reports, for the period ended December 31, 2012, for each of the following underlying funds in which Registrant invests:

Calvert Variable Series, Inc. (File No. 811-03591)

Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044)

Dreyfus Variable Investment Fund (File No. 811-05125)

DWS Variable Series I (File No. 811-04257)

DWS Variable Series II (File No. 811-05002)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

Fidelity Variable Insurance Products III (File No. 811-07205)

Fidelity Variable Insurance Products V (File No. 811-05361)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Principal Variable Contracts Fund, Inc. (File No. 811-01944)

We are also filing the cover letters that accompanied the annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/:Eric Chandler
Eric R. Chandler Corporate Counsel

Farmers New World Life Insurance Company Home Office: 3003 77th Avenue S.E. Mercer Island, WA 98040 (206) 232-8400 Variable Policy Service Office: PO Box 724208 Atlanta, GA 31139 (877) 376-8008

February 25, 2013

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing annual reports to our Farmers Variable Life and Variable Annuity customers.

Your customized annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of December 31, 2012. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

Also, please take note of our e-Delivery service, where you can choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly.

We appreciate your business and look forward to continuing to serve your insurance needs.

Sincerely, Harris Mortensen Assistant Vice President, Insurance Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org